GENETIC LABORATORIES WOUND CARE, INC.
                        2726 Patton Road
                       St. Paul, MN 55113



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 25, 1996




To Our Shareholders:

  The Annual Meeting of Shareholders of Genetic Laboratories Wound Care, Inc. a Minnesota corporation (the "Company"), will be held at 4:00 p.m., Central Time, on Friday, October 25, 1996 at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota for the purpose of considering and acting upon the following:

     (1) To fix the number of members of the Board of Directors for the ensuing year at three (3).

  (2) To elect a class of directors consisting of one (1) person who will serve until the 1999 Annual Meeting of Shareholders or thereafter until his successor has been elected and qualified.

  (3) To approve the adoption of the Genetic Laboratories Wound Care, Inc. 1996 Stock Option Plan recommended by the Board of Directors.

  (4) Such other matters as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on August 1, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     BY ORDER OF THE BOARD OF DIRECTORS



     Robert A. Ersek
`                               Secretary


St. Paul, Minnesota
September 20, 1996


THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.
             GENETIC LABORATORIES WOUND CARE, INC.
                        2726 Patton Road
                       St. Paul, MN 55113



PROXY STATEMENT



ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 25, 1996



  The enclosed Proxy is solicited by and on behalf of the Board of Directors of Genetic
Laboratories Wound Care, Inc., a Minnesota corporation (the "Company"), for use at the Company's
Annual Meeting of Shareholders to be held at 4:00 p.m., Central Time, on Friday, October 25, 1996 at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, MN 55402, and any adjournment thereof. The Company anticipates that this Proxy Statement and the accompanying form of Proxy will first be mailed or given to the shareholders of the Company on or about September 20,
1996.

                  VOTING AND REVOCATION OF PROXY

  Only shareholders of record at the close of business on August 1, 1996 are entitled to notice of and to vote at the meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On August 1, 1996, the Company had outstanding 2,401,100 shares of common stock.
A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the annual meeting, must be present in person or represented by proxy before action may be taken at the annual meeting.

  All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR fixing the number of members of the Board of Directors for the ensuing year at three (3), (ii) FOR the election of the nominee for director named in this Proxy Statement, and
(iii) FOR approval of the 1996 Stock Option Plan.

  Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).
  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of
Election appointed for the meeting who will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purpose of calculating the vote, but will not be considered to have been voted in favor for such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                 DIRECTORS AND EXECUTIVE OFFICERS

  Certain information concerning directors and executive officers of the Company is set forth below.

  Arthur A. Beisang (age 64) served as C.E.O. since May 1992 and as Chairman of the Board of
Directors since January 1988. He served as President from January 1988 to May 1992. Mr. Beisang has done post-graduate work at Wayne State University and the University of Minnesota. Mr.
Beisang is a member of the American Association of Tissue Banks. Mr. Beisang was a founder of
Bioplasty, Inc. (formerly Genetic Laboratories, Inc.)

  H. James Thompson (age 54) has served as President since May 1992. He served as Executive
Vice President from January 1990 to May 1992, and Vice President of Sales from 1988 to January
1990. He is originally from Albert Lea, Minnesota and graduated from the University of North
Dakota. His sales management experience prior to 1984 includes eight years with Baxter/Travenol
Laboratories during which he advanced from a Twin Cities based sales representative to National
Sales Manager of Hyland Division. Mr. Thompson was Director of Domestic Sales and Vice
President of Sales at Bioplasty, Inc. from 1984 to 1988.

  Robert A. Ersek, MD (age 58) has served as Secretary since November 1992 and as Medical
Director since January 1988. Dr. Ersek holds a degree from Morris Harvey College (B.S.) and
Hahneman Medical College (M.D.). Dr. Ersek has done post-graduate work at the University of
Minnesota, Tulane University, and the University of Mississippi. He is a member of the
International Society of Cryosurgery, American Society for Artificial Internal Organs and American
Medical Association, among others. Dr. Ersek has engaged in the private practice of plastic surgery in Austin, Texas since completing his residency in that specialty in 1978.

  John H. Olson (age 53) has served as a Director since November 1992. He holds a degree from
Macalester College (B.A.). He has also done post-graduate work at the University of Minnesota,
University of North Dakota (MST), Genetic Institute and Mankato State University. Mr. Olson has been the President and an Executive Director of Cryogenic Laboratories, Inc. (Sperm Bank,
Roseville) for over fifteen years. Mr. Olson is a member of the American Fertility Society, Society for Cryobiology, American Association of Tissue Banks, American Society of Andrology and New
York Academy of Sciences.

                            PROPOSAL 1

           SET BOARD MEMBERS FOR ENSUING YEAR AT THREE

  The property, affairs, and business of the Company are managed under the direction of the Board of Directors. As permitted by Minnesota law, the Company's Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total number of directors, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

  The Bylaws of the Company provide that the Board of Directors shall number no fewer than five
(5) directors unless otherwise fixed by the shareholders. The Board of Directors recommends that the shareholders continue the number of directors to comprise the Board of Directors for the ensuing year at three (3) directors.

                            PROPOSAL 2

                      ELECTION OF DIRECTORS

  Robert A. Ersek is now a director of the Company and has been nominated to serve as a member of the Board of Directors for a term of three years to serve until the Annual Meeting of Shareholders in 1999, and until his successor is elected and qualified. It is the intention of the named proxies that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of Robert A. Ersek to hold office for a term of one year until the Annual Meeting of Shareholders in 1999, and until his successor is elected and qualified.

  Proxies cannot be voted for a greater number of nominees than the number of nominees named herein. Unless authority to vote in the election of directors is withheld, it is the intention of the proxies to nominate and vote for the following named nominee. If at the time of the meeting, the nominee shall have become unavailable for any reason for election as a Director, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting. The nominee for Director, who has consented to serve if elected, and the remaining Directors who will continue in office after the Annual Meeting of Shareholders are now directors of the Company and have served continuously as directors of the
Company since the year indicated, are named below:


   Name of Nominee and Position   Director
   if any, in the CompanyAge       Since

              NOMINEE TO SERVE IN OFFICE UNTIL 1999

   Robert A. Ersek, M.D.58         1988
  (Medical Director and Secretary)

              DIRECTOR TO SERVE IN OFFICE UNTIL 1997
   John H. Olson53                 1992
  (Director)

              DIRECTOR TO SERVE IN OFFICE UNTIL 1998
   Arthur A. Beisang64             1988
  (CEO and Chairman of the Board)

  The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors, or executive officers of the Company.
The Board of Directors recommends a vote for the election of the nominee named above.


                            PROPOSAL 3

          APPROVAL OF ADOPTION OF 1996 STOCK OPTION PLAN


 1.Background and Board Recommendation.

  The Board of Directors of the Company has determined that it is desirable to adopt a new stock option plan. To that end, on June 24, 1996, the Board of Directors adopted, subject to Shareholder approval, the Genetic Laboratories Wound Care, Inc. 1996 Stock Option Plan (the "1996 Plan"),
which is described below.

  On May 24, 1988, the Board of Directors adopted and the shareholders approved the adoption of the Genetic Laboratories Wound Care, Inc. Incentive Stock Option Plan (the "1988 Plan"),
pursuant to which 275,000 shares of the Company's Common Stock were reserved for issuance upon exercise of options granted under the 1988 Plan. In June, 1996, options for the last of such shares were granted, and the Board terminated the 1988 Plan, except to the extent that options were already outstanding.

  The Board of Directors recommends that the Shareholders of the Company approve the adoption of the 1996 Plan, and the reservation of 300,000 shares of Common Stock for issuance pursuant to the exercise of options under the 1996 Plan. The text of the 1996 Plan is attached as Appendix A.
Neither the approval nor disapproval of the 1996 Plan by the Shareholders will affect the right of holders of presently outstanding options under the 1988 Plan. The affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy at the annual meeting are required to approve the adoption of the 1996 Plan.

2.Description of the 1996 Plan.

  The following discussion gives a summary of the principal provisions of the 1996 Plan. The summary is qualified in its entirety by reference to the complete text of the Plan which appears as
Appendix A to this Proxy Statement.

  The purpose of the 1996 Plan is to promote the Company's success by facilitating the employment and retention of the best available personnel and by furnishing an additional incentive to the personnel upon whose efforts the success of the Company depends to a large degree.

  The 1996 Plan provides that the Board of Directors may, in its discretion, grant to employees of the Company or its subsidiaries, and to non-employee directors and consultants, options to purchase shares of Common Stock of the Company. The 1996 Plan provides for the reservation of 300,000 shares of the Company's Common Stock. The Board of Directors may grant as many options in any year of the 1996 Plan's term as there are shares reserved. The options granted under the 1996 Plan are not determinable because options will be granted at the discretion of the Board of Directors. The
1996 Plan will, in the absence of earlier termination, amendment, change of law or exhaustion of shares reserved, expire in 2006. The Board of Directors may in its discretion delegate some or all of its authority under the 1996 Plan to a Committee consisting of directors appointed by the Board.

  Under the 1996 Plan employees of the Company, including officers and directors who are also employees, are eligible to receive grants of either incentive stock options or non-statutory stock options to purchase Common Stock. In addition, non-employee directors of the Company and consultants or independent contractors of the Company are eligible to receive non-statutory options under the 1996 Plan, but are not eligible to receive incentive stock options. A total of 300,000 shares of the Company's authorized but unissued Common Stock has been reserved for options granted under the 1996 Plan. As of September 6, 1996, neither incentive stock options nor non-statutory stock options had been granted under the 1996 Plan.

  The Board has complete discretion to select all optionees and to establish the terms and conditions for the grant and exercise of each option granted to each such optionee, subject in all cases to the provisions of the 1996 Plan. As of September 6, 1996, fifteen employees, including executive officers and one non-employee director, were eligible to receive option grants under the
1996 Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Board in its sole discretion shall deem relevant.

  The 1996 Plan is administered by the Board of Directors. Subject to the express provisions of the 1996 Plan, the Board determines which eligible persons will receive options, the exercise price and terms of options, and the number of shares covered by options. The Board may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of
1986 as amended (the "Code"), or options not intended to qualify as incentive stock options ("non-statutory options"). Participants may hold more than one option under the 1996 Plan and any other plan; provided, that the aggregate fair market value of the Company's Common Stock (determined on the date an option is granted) for which an employee's incentive stock options become exercisable in any calendar year may not exceed $100,000, and to the extent that it does, such options shall be treated as non-statutory stock options.

  The exercise price for shares of Common Stock subject to incentive stock options granted under the 1996 Plan is determined by the Board but may not be less than the fair market value of the
Company's Common Stock on the date the option is granted. The exercise price for shares of
Common Stock subject to non-statutory stock options granted under the 1996 Plan may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. (The exercise price for shares under an incentive stock option granted to an employee who already owns more than 10% of the Company's Common Stock must be at least 110% of the fair market value on the date of grant.) The exercise price for incentive stock options must be paid by cash, check, shares already outstanding which have a fair market value equal to the aggregate exercise price as determined by the administrator, unless the Board of Directors requires otherwise, or a reduction in the amount of any Company liability to the optionee, unless the Board, in its sole discretion, permits payment in another form.

  The Board fixes the option period for options granted under the 1996 Plan; provided that, in the case of incentive stock options the option period may not be more than 10 years from the date of grant. (The option period for an incentive stock option granted to an employee who already owns
10% of the Company's Common Stock may not be more than five years.) No options may be granted under the 1996 Plan after June 23, 2006. Options granted under the 1996 Plan are not transferable or assignable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in applicable laws and rules, and may be exercised only by the optionee.

  If an optionee's employment with the Company terminates for reasons other than death or permanent total disability, the optionee may exercise his or her option, to the extent it was exercisable at termination, for a period of three months after termination or until the normal expiration date, whichever is earlier. If an optionee's employment terminates because of disability, the optionee may exercise the option to the extent it was exercisable at termination, for up to one year after termination or until the normal expiration date, whichever occurs first. If employment terminates because of the optionee's death, the option will remain exercisable, to the extent it was exercisable at the time of the optionee's death for one year or until the normal expiration date, whichever is earlier.

  Shares issued upon exercise of options granted under the 1996 Plan will be authorized and unissued shares of Common Stock of the Company. If any option lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such option may again be made subject to subsequently granted options under the 1996 Plan. The aggregate number of shares that may be made subject to options granted under the 1996 Plan, and the number of shares covered by an outstanding option and the purchase price per share of such option, may at the discretion of the Board, be adjusted to give effect to certain adjustments made during the term of the
1996 Plan or such option, as the case may be, in the number of shares of Common Stock of the
Company outstanding through a merger, recapitalization, combination, stock dividend, stock split or other relevant change.

  Options granted pursuant to the 1996 Plan will be exercisable during a term ending not more than ten years from the date of grant. The exercise price of the shares subject to the options in the case of incentive stock options can not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant. In the case of non-statutory stock options, the exercise price of the shares subject to options can not be less than 85% of the fair market value of the Common
Stock on the date of the grant. "Fair market value" is determined as the mean between the high bid and the low asked prices for the Common Stock on the last market trading day prior to the day of grant, unless the Company's stock is listed on any established exchange, or national market system, in which event the Fair Market Value shall be the closing sales price. The Company receives no monetary consideration from optionees for the granting of options.

  On September 5, 1996, the "representative" bid and asked prices for the Company's Common
Stock as reported by the Star Tribune, were $.43 and $.81, respectively, per share.

3.Federal Income Tax Consequences of the Operation of the 1996 Plan.

  With respect to options granted under the 1996 Plan that are intended to qualify as "incentive stock options" under Section 422 of the Code, the Company understands that, under existing federal income tax provisions, if certain statutory employment and holding period conditions are met, then
(i) any gain or loss will be recognized to the optionee only upon the ultimate disposition of such shares by the optionee (except to the extent that he or she may be subject in the year the option is exercised to the "alternative minimum tax", (ii) any gain or loss realized by an optionee upon disposition of the shares will be a capital gain or loss, and (iii) the Company will not be entitled to a deduction in connection with the issuance or exercise of the options.

  The grant of a non-statutory option under the Plan will not result in taxable income at the time of grant. Upon exercise of a non-statutory option, however, income will be recognized by the optionee in the amount by which the fair market value of the Common Stock on the exercise date exceeds the option price and the Company will be entitled to a compensation expense deduction equal to the amount taxable to the optionee. Upon disposition of the shares, any additional gain or loss realized by the optionee will be taxed as a capital gain or loss. The Company will not be entitled to a deduction with respect to the disposition of such shares by an optionee.

4.Amendment/Termination.

  The Board of Directors may at any time amend, suspend or terminate the 1996 Plan without the approval of the shareholders, except that shareholder approval will be required for any amendment that would (i) materially modify the eligibility requirements for participants;
(ii) increase the total
number of shares issuable under the 1996 Plan or reduce the minimum exercise price (unless such changes are made in accordance with the 1996 Plan upon the occurrence of certain corporate events);
(iii) extend the period for granting options; or (iv) materially increase the benefits accruing to optionees. The optionee's consent is required for any amendment, suspension or termination that would alter or impair the optionee's existing rights under the 1996 Plan.

5.Recommendation.

  The Board of Directors recommends that the shareholders vote FOR approval of the 1996 Plan.
The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve the adoption of the 1996 Plan. If the 1996 Plan does not receive the required number of votes for approval, the Board intends to retain the 1996 Plan and grant non-statutory options, but will not be able to grant incentive stock options under the 1996 Plan.

  Valid proxies will be voted FOR, AGAINST or ABSTAIN with respect to the 1996 Plan as directed on the proxy. If no direction is indicated on the proxy, it will be voted FOR the approval of the 1996 Plan.


                        VOTING SECURITIES

  All voting rights are vested exclusively in the holders of the Company's $.01 par value Common
Stock with each share entitled to one vote. Only shareholders of record at the close of business on
August 1, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof. On
August 1, 1996, the Company had 2,401,100 shares of its $.01 par value stock issued and outstanding.


         BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                          AND MANAGEMENT

     The following table sets forth information as of May 31, 1996 regarding the beneficial ownership of Common Stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each executive officer named in the Summary
Compensation Table herein, by all directors, nominees and executive officers as a group, and by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the Common Stock of the Company.

Name and Address
of Beneficial Owner

Arthur A. Beisang..........................
2726 Patton Road
St. Paul, MN  55113

Robert A. Ersek, M.D..................
2726 Patton Road
St. Paul, MN  55113

John H. Olson................................
1944 North Lexington Avenue
Roseville, MN  55113

H. James Thompson...........................
2726 Patton Road
St. Paul, MN  55113

All Directors and Officers
as a group (four persons).............

                        Amount and Nature
                    of Beneficial Ownership(1)

                            339,540(3)



                          454,898(4)(5)



                            14,100(4)



                            108,650(4)




                         917,188(3)(4)(5)
                             Percent
                        of Outstanding(2)

                              14.14%



                             18.85%



                           less than 1%



                              4.42%




                              36.95%
____________________________


(1) Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by him, except as otherwise noted.

(2) Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

(3) Includes 178,920 shares owned jointly by Mr. Beisang and his wife over which Mr. Beisang may be deemed to have shared voting and investment power.

(4) Includes shares which would be issuable within 60 days if stock options held by the indicated
      person were exercised as follows: Mr. Olson, 14,000 shares; Mr. Thompson, 55,000 shares; and
      Dr. Ersek, 12,000 shares; all directors, nominees and executive officers as a group, 81,000 shares.

(5) Includes 157,000 shares owned by Dr. Ersek's wife and 252,898 shares held by various trusts deemed to be beneficially owned by Dr. Ersek.

     There has been no change in control of the Company since the beginning of the last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the
Company.
                BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended May 31, 1996, the Company's Board of Directors met or took action by written consent two (2) times. All of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which they served.

     The Board of Directors has a Compensation Committee, consisting of one (1) non-employee director, Mr. Olson. The Compensation Committee, which met one (1) time during the fiscal year ended May 31, 1996, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith.

     The Board of Directors does not have an audit or a nominating committee.

                      EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the executive officers of the Company whose total annual salary and bonus compensation for the most recent year exceeded $100,000.

                    Summary Compensation Table








Long Term Compensation





Annual Compensation
Awards
Payout



Name and Principal
Position
Fiscal
Year
Salary($)
Bonus($)
Other
Annual
Compen-
sation($)
Restricted
Stock
Award(s)
($)
Securities
Underlying
Options/SARs
(#)
LTIP
Payouts
($)
All Other
Compen-
sation
($)(1)


Arthur A. Beisang
Chief Executive
Officer
1996
1995
1994
$65,192
$60,000
$60,000
$5,000
$7,750
$3,500
$0
$0
$0
$0
$0
$0
0
12,000
8,000
$0
$0
$0
$1,253
$1,662
$1,477


H. James Thompson
President
1996
1995
1994
$85,084
$79,880
$76,830
$26,316
$25,681
$20,012
$0
$0
$0
$0
$0
$0
0
6,000
7,000
$0
$0
$0
$8,716
$6,377
$3,020


(1) All Other Compensation consists of matching fund contributions to the Company 401(k) plan.

                    COMPENSATION OF DIRECTORS

     Mr. Olson receives $500.00 a month as a Director fee. No other board member receives compensation for being a board member.

                          STOCK OPTIONS

     On May 24, 1988, Genetic Laboratories Wound Care, Inc. Incentive Stock Option Plan (the
"1988 Plan") was adopted by the Board of Directors. The 1988 Plan was approved by the shareholders on October 20, 1988. All employees of the Company are eligible to receive options under the 1988 Plan. A total of 275,000 shares of the Company's stock have been reserved for issuance upon exercise of options granted under the 1988 Plan. All 275,000 options under the 1988
Plan have been granted. The purpose of the 1988 Plan was to encourage certain employees of the
Company to acquire a proprietary interest in the Company and to create additional incentive for employees to promote the financial success of the Company. Performance standards against which options are issued vary from person to person, and are defined by the extent and scope of each person's responsibility.

     The Board determined the exercise price for options granted under the 1988 Plan, subject to the 1988 Plan's express requirement that the exercise price be equal to at least the fair market value of the Common Stock on the date of grant. (For employees who own more than 10% of the
Company's Common Stock the exercise price must be at least 110% of the fair market value of the
Common Stock on the date of grant.) The exercise price must be paid to the Company in cash or in property having a fair market value equal to the exercise price. During the lifetime of an optionee an option is exercisable only by the optionee. Shares issued upon exercise must be held two years before they may be traded.

     The following table provides information with respect to incentive stock option exercises in fiscal 1996 under the 1988 Plan by the named executive officers and the value of such officer's unexercised options at May 31, 1996.

         Aggregated Option Exercises in Last Fiscal Year and May 31, 1996 Option Values




Number of Securities
Underlying Unexercised
Options at May 31, 1996 (#) (1)
Value of Unexercised
In-the-Money Options
at May 31, 1996 ($) (2)



Name
Shares
Acquired
on Exercise (#)
Value
Realized($)

Exercisable

Unexercisable

Exercisable

Unexercisable


Arthur A. Beisang
Chief Executive Officer
38,000
$6,906
- -0-
- -0-
- -0-
- -0-


H. James Thompson
President
- -0-
$0
55,000
- -0-
$11,825
- -0-


(1)   There are no outstanding stock appreciation rights.
(2) Calculated on the basis of the number of shares subject to such options multiplied by the excess of the closing price of a share of Common Stock of $.50 on the Local Over the Counter market at May 31, 1996 over the exercise price of such options.


                       COMPANY ACCOUNTANTS

     McGladrey & Pullen, LLP was selected by the Board of Directors as the Company's independent auditor for the fiscal year ended May 31, 1996. A representative of McGladrey &
Pullen, LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement if so desired. Such representative also is expected to be available to respond to appropriate questions at that time.

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                AND CHANGE-IN-CONTROL ARRANGEMENTS

     In July 1995, the Company entered into employment agreements with Messrs. Beisang,
Thompson and Ersek. Each of the agreements has a term of three years. Each agreement provides for an annual cost-of-living increase in the base salary. Additional compensation based on pre-tax profits of the Company may be paid to the executives as determined by the Compensation
Committee. The agreements with Messrs. Beisang and Ersek provide that the executive may terminate his employment upon the occurrence of any of the following events:
(i) a change in
majority ownership or control of the Company which occurs as a result of a merger; a sale of all or substantially all of the Company's assets; or the acquisition of a majority of the Company's outstanding stock by a single party or a group acting in concert; (ii) any attempted termination of the executive's employment by the Company prior to expiration of the agreement not in accordance with any termination event as set forth in the agreement; or (iii) any material diminution of, or any adverse change in the terms or conditions of the executive's employment duties, responsibilities or authority.
In the event of such termination by Mr. Beisang or Mr. Ersek, the Company shall pay said executive a severance payment equal to their gross base salary payable over the remaining term of the agreement. Mr. Beisang and Mr. Ersek are paid a base annual salary of $66,000 and $28,000, respectively. The agreements with Messrs. Beisang and Ersek provide that each executive retains the right to new products or patents which the executive develops and contain a covenant not to compete by the executive during the employment period and for one year thereafter.

                  COMPLIANCE WITH SECTION 16(a)

     The Company's directors, its executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to file reports concerning their initial ownership of
Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements were satisfied. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of
Common Stock and copies of the reports that they have filed with the Securities and Exchange
Commission.

                      SHAREHOLDER PROPOSALS

     According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholders' meeting. Information concerning such a proposal may be submitted to the Company for inclusion in the Company's proxy statement. Such proposals must be submitted to the Company before May 31, 1997 for consideration at the shareholders' meeting to be held in 1997.

                     SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by officers and other regular employees of the
Company by telephone, telegraph or personally for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the shares held of record by such persons and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                          OTHER BUSINESS

     As of the date of this Proxy Statement, Management is unaware that any business not described above will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.



     Robert A. Ersek
     Secretary

St. Paul, Minnesota
September 20, 1996

                            P R O X Y

              GENETIC LABORATORIES WOUND CARE, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur A. Beisang, John H. Olson and Robert A. Ersek, M.D. as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or any of them, to represent and to vote, as designated below, all of the shares of Common Stock of GENETIC LABORATORIES WOUND CARE, INC., held of record by the undersigned on August 1, 1996 at the Annual Meeting of the Shareholders to be held on October 25, 1996 or any adjournment(s) thereof upon the following matters.

   1.NUMBER OF DIRECTORS - To fix the number of members of the Board of Directors for the ensuing year at three (3).

     (CHECK ONE)________VOTE FOR ________AGAINST  ________ABSTAIN

   2.ELECTION OF DIRECTORS - To elect a class of Directors consisting of one
(1) person who will serve until the 1998 Annual
Meeting of Shareholders or thereafter until his successor has been elected and qualified. NOMINEE: Robert A. Ersek

   (CHECK ONE)________VOTE FOR NOMINEE LISTED ________WITHHOLD AUTHORITY to vote for nominee listed above

   3.1996 STOCK OPTION PLAN - To approve the adoption of the Genetic Laboratories Wound Care, Inc. 1996 Stock Option
Plan recommended by the Board of Directors.

   (CHECK ONE)________VOTE FOR          ________AGAINST
________ABSTAIN

   4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


(This Proxy, when properly executed will be voted in the manner directed hereon by the undersigned stockholder. IF NO
DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.)

The Board of Directors recommends a vote FOR Proposals 1, 2, and 3.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated September 20, 1996. Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                     Please vote, sign, date and return this
proxy card
                                     promptly, using the accompanying post-paid
envelope.

                                     Dated: ____________________________, 1996




_______________________________________________
                                                              Signature(s)




       ______________________________________________
     Sign above exactly as name(s) appears to the left.

                            APPENDIX A

              GENETIC LABORATORIES WOUND CARE, INC.
                      1996 STOCK OPTION PLAN


      1.Purposes of the Plan.  The purposes of this 1996 Stock Option Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees, Directors and Consultants, and

     -  to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock
Options, as determined by the Administrator at the time of grant.

      2.Definitions.  As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or are, or will be, granted under the Plan.

     (c)  "Board" means the Board of Directors of the Company.

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     (f)  "Common Stock" means the Common Stock of the Company.

     (g) "Company" means Genetic Laboratories Wound Care, Inc., a Minnesota corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services and who is compensated for such services.

     (i)  "Director" means a member of the Board.

     (j)  "Disability" means total and permanent disability as defined in
Section 22(e)(3) of
the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the
Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or
(ii) transfers
between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an
Incentive Stock Option and shall be treated for tax purposes as a Non statutory Stock Option.
Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap
Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street
Journal or such other source as the Administrator deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (iii) In the absence of an established market for the Common Stock, the Fair
Market Value shall be determined in good faith by the Administrator.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an
Incentive Stock Option.

     (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

     (q) "Officer" means a person who is an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r)  "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (t)  "Optioned Stock" means the Common Stock subject to an Option.

     (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

     (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (w)  "Plan" means this 1996 Stock Option Plan.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule
16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as
amended.

     (z) "Service Provider" means an Employee, Director or Consultant.

     (aa) "Share" means a share of the Common Stock, as adjusted in accordance with
Section 12 of the Plan.

     (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000
Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.Administration of the Plan.

     (a)  Procedure.

     (i) Multiple Administrative Bodies. The Plan may be administered by different
Committees with respect to different groups of Service Providers.


     (ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more
"non-employee directors" within the meaning of Rule 16b-3.

     (iii) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy
Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the
Administrator shall have the authority, in its discretion:

     (i)  to determine the Fair Market Value;

     (ii) to select the Service Providers to whom Options may be granted hereunder;

     (iii) to determine the number of shares of Common Stock to be covered by each
Option granted hereunder;

     (iv)  to approve forms of agreement for use under the Plan;

     (v) to determine the terms and conditions, not inconsistent with the terms of the
Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised, and any restriction or limitation regarding any Option or the Stock, based in each case on such factors as the
Administrator, in its sole discretion, shall determine;

     (vi) to reduce the exercise price of any Option to the then current Fair Market
Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

     (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

     (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     (ix) to modify or amend each Option, subject to Section 14(c) of the Plan, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

     (x) to allow Optionees to satisfy withholding tax obligations by electing to have the
Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

     (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

     (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      5.Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive
Stock Options may be granted only to Employees.

      6.Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive
Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock
Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the
Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c)  The following limitations shall apply to grants of Options:

     (i) No Service Provider shall be granted, in any fiscal year of the Company,
Options to purchase more than 50,000 Shares.

     (ii) In connection with his or her initial service, a Service Provider may be granted
Options to purchase up to an additional 50,000 Shares which shall not count against the limit set forth in subsection (i) above.

     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

     (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the
Option and the grant of a new Option.

      7.Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

      8.Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement, except that in the case of an
Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option
Agreement.

      9.Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Option Shares shall be determined by the Administrator, subject to the following:

     (i)   In the case of an Incentive Stock Option

     (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant.

     (B) granted to any Employee other than an Employee described in paragraph 9(a)(i) (A) above, the per Share exercise price shall be not less than 100% of the Fair Market
Value per Share on the date of grant.

     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than 85% of the Fair Market Value per Share on the date of grant.


     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the
Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an
Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

     (i)  cash;

     (ii)  check;

     (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and
(B) have a Fair Market Value on the date of surrender equal to th aggregate exercise price of the
Shares as to which said Option shall be exercised;

     (iv) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

     (v)  any combination of the foregoing methods of payment; or

     (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10.Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder . Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions
as determined by the Administrator and set forth in the Option Agreement.   An
Option may not
be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the
Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the
Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a
Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).
In the absence of a
specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the
Shares covered by such Option shall revert to the Plan.


     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the
Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the
Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the
Option on the date of death. The Option may be exercised by the executor or administrator of the
Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11.Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

      12.Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of
Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding
Option shall be assumed or an equivalent option substituted by the successor corporation or a
Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Administrator shall notify the Optionee in writing or electronically that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

      13.Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each
Optionee within a reasonable time after the date of such grant.

      14.Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.


       15.Conditions Upon Issuance of Shares.


     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with
Applicable Laws.

     (b) Investment Representations. As a condition to the exercise of an Option, the
Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      16.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17.Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      18.Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable
Laws.  No Option shall be exercised until such shareholder approval is obtained.